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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ______________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported):    January 24, 2001

                              VIRATA CORPORATION

            (Exact Name of Registrant as Specified in its Charter)


       DELAWARE                                      000-28157                           77-0521696

(State or Other Jurisdiction of                (Commission File Number)       (IRS Employer Identification No.)
      Incorporation)

                       2933 BUNKER HILL LANE, SUITE 201
                        SANTA CLARA, CALIFORNIA  95054

              (Address of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (408) 566-1000


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Item 5.   Other Events.
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     Third Quarter Revenues

     On January 24, 2001, the Registrant announced its revenues for its fiscal 2001 third quarter ended December 31, 2000. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the corresponding press release issued January 24, 2001. Also attached hereto as Exhibit 99.2 and incorporated by reference herein is a script of the presentation given by management during the earnings conference call on January 24, 2001.



Item 7.    Financial Statements, Pro Forma and Exhibits.
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(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.


     Exhibit No.    Description
     -----------    -----------

     99.1           Press Release issued January 24, 2001.

     99.2 Script of presentation given by management during the January 24, 2001 earnings conference call.
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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated as of January 24, 2001

                                        VIRATA CORPORATION


                                        By:   /s/ Andrew M. Vought
                                           -----------------------
                                           Andrew M. Vought
                                           Chief Financial Officer
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                                 EXHIBIT INDEX




Exhibit No.    Description
----------     ------------------------------------------------------
99.1           Press Release issued January 24, 2001.

99.2 Script of presentation given by management during the January 24, 2001 earnings conference call.
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